UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 30, 2026

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2026, American Centrifuge Operating, LLC, a Delaware limited liability company (“ACO”) and a wholly owned subsidiary of Centrus Energy Corp. (“Centrus”), signed a United States Department of Energy (the “Department”) contract (the “Contract”) to establish new domestic commercial High-Assay, Low-Enriched Uranium ("HALEU") enrichment capacity at its facility leased from the Department in Piketon, Ohio. The Contract governs ACO’s performance of a task order awarded by the Department under an indefinite delivery-indefinite quantity contract executed between ACO and the Department in 2024.

The Contract establishes a firm fixed price of $900 million, to be paid incrementally as performance-based milestone payments, to deploy a specified amount of enrichment capacity and deliver, by March 2032, one metric ton of uranium (MTU) enriched as HALEU UF6 to a nominal 19.75 weight percent of 235U. The Contract also includes first and second options, exercisable at the Department’s sole discretion, each for delivery over a maximum twelve-month period, of five MTU enriched as HALEU UF6 to a nominal 19.75 weight percent of 235U for a firm fixed price of $17 million per MTU (or a total of $85 million for each five MTUs). Upon completion of its obligations under the Contract, ACO would obtain title to the deployed enrichment capacity.

The foregoing description of the Contract does not purport to be complete and is qualified in its entirety by the text of the Contract, a copy of which is expected to be filed as an exhibit to Centrus’ next quarterly report on Form 10-Q.

On July 1, 2026, Centrus issued a press release regarding the Contract and other Department-related company matters. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	July 2, 2026	By:	/s/ Todd M. Tinelli
Todd M. Tinelli
Senior Vice President, Chief Financial Officer, and Treasurer